Exhibit 10.33

Portions of this agreement have been omitted and separately filed with the SEC with a request for confidential treatment.  The location of those omissions have been noted by  [**].

Execution Version

FIRST AMENDMENT

FIRST AMENDMENT, dated as of December 21, 2010 (this “First Amendment”), to the CREDIT AGREEMENT, dated as of December 31, 2009 (the “Credit Agreement”), among (a) BUTLER ANIMAL HEALTH SUPPLY, LLC, a Delaware limited liability company (the “Borrower”), (b) the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”) and (c) JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower intends to consummate the Armadillo Acquisition (as defined below) and the Iguana Acquisition (as defined below) (collectively, the “Acquisitions”);

WHEREAS, the Borrower has requested that certain covenants in Section 7 and Section 8 of the Credit Agreement be amended to permit the Armadillo Acquisition, the Iguana Acquisition and certain transactions contemplated in connection with the Acquisitions;

WHEREAS, the Borrower has requested that Section 4.2(c) of the Credit Agreement be waived in order to provide funds for the Iguana Acquisition with respect to Excess Cash Flow for the fiscal year ending December 31, 2010;

WHEREAS, the Borrower has requested that certain other provisions of the Credit Agreement be amended and/or waived as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to such amendments and to such waiver, in each case, on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

I.        DEFINED TERMS

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

II.        AMENDMENTS TO THE CREDIT AGREEMENT

A.   Amendments to Section 1.1 (Defined Terms).

1.    Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Armadillo”: the entity that will become a Subsidiary of the Borrower upon consummation of the Armadillo Acquisition, which is engaged primarily in the business of the Vet Software Business.

“Armadillo Acquisition”: the acquisition by the Borrower or a Wholly Owned Subsidiary of approximately [**]% of the issued and outstanding Capital Stock of Armadillo in exchange for cash consideration in an amount not to exceed $[**] (based on [**]% being acquired) and the Armadillo Contributed Assets, with the Armadillo Sellers retaining not more [**]% of the issued and outstanding Capital Stock of Armadillo, on the terms and conditions set forth in the Armadillo Acquisition Agreement.

“Armadillo Acquisition Agreement”:  a purchase agreement, expected to be dated no later than February 15, 2011, by and among the Armadillo Sellers, Armadillo, the Borrower and the other parties thereto.

“Armadillo Contributed Assets”:  the property of the Borrower, consisting of its Vet Software Business to be contributed to Armadillo upon or after the consummation of the Armadillo Acquisition having a book value of $[**] or less in the aggregate as reasonably determined by the Borrower.

“Armadillo Sellers”: the sellers named in the Armadillo Acquisition Agreement.

“First Amendment”: the First Amendment to this Agreement, dated as of December 21, 2010, among the Borrower, the Administrative Agent and the other parties thereto.

“First Amendment Effective Date”: as defined in the First Amendment.

“Iguana”: the entity that will become a Subsidiary of the Borrower upon consummation of the Iguana Acquisition, which is engaged primarily in the business of the Vet Software Business.

“Iguana Acquisition”: the acquisition by the Borrower, a Wholly Owned Subsidiary or Armadillo of approximately [**]% or more of the issued and outstanding Capital Stock of Iguana in exchange for cash consideration in an amount currently estimated not to exceed $[**] (based on [**]% being acquired), including acquisition of any additional shares of Armadillo to equalize ownership with the Iguana Sellers, with the Iguana Sellers retaining directly or indirectly approximately [**]% (or less) of the issued and outstanding Capital Stock of Iguana, on the terms and conditions set forth in the Iguana Acquisition Agreement

“Iguana Acquisition Agreement”:  a purchase agreement, expected to be dated no later than June 30, 2011, by and among the Iguana Sellers, Iguana, the Borrower and the other parties thereto.

“Iguana Sellers”: the sellers named in the Iguana Acquisition Agreement.

“Vet Software Business”: developing, marketing, distributing and maintaining veterinarian practice management and software solutions (including ancillary services) and, incidentally, selling office products and computer hardware to veterinarians.

2.    The definition of “Consolidated EBITDA” is hereby amended by

[**] - Confidential or proprietary information redacted.

deleting the “and” immediately preceding clause (m) of such definition and inserting the following immediately before the semicolon at the end of clause (m):

“, and (n) any fees, costs and expenses accrued or payable in connection with the Armadillo Acquisition or the Iguana Acquisition or the entry into the First Amendment”

3.    The definition of “Excess Cash Flow” is hereby amended by deleting the “and” immediately preceding clause (b)(vii) of such definition, inserting in lieu thereof “,” and inserting the following immediately before the period at the end of clause (vii):

“, and (viii) amounts paid pursuant to Sections 8.8(o) or (p) (less, if the Armadillo Acquisition is consummated in 2011 and not 2010, the portion of the amount paid in connection with the Iguana Acquisition in 2011 in an amount equal to what the Excess Cash Flow prepayment would have been for 2010 but for Section III of the First Amendment)”

B.   Amendments to Section 7 (Affirmative Covenants).

1.     Section 7.10(a) of the Credit Agreement is hereby amended by deleting the parenthetical therein in its entirety and substituting in lieu thereof the following:

“(other than (w) any property described in paragraph (c) or (d) below and any interest in real property, (x) any property subject to a Lien expressly permitted by Section 8.3(g) or 8.3(j), (y) property acquired by any Excluded Foreign Subsidiary and (z) any property of Armadillo and any property of Iguana, unless and until Armadillo or Iguana, as the case may be, becomes a Wholly Owned Subsidiary of the Borrower (at which time this exclusion shall no longer apply with respect to such property of such Wholly Owned Subsidiary))”

2.     Section 7.10(b) of the Credit Agreement is hereby amended by deleting the second parenthetical therein in its entirety and substituting in lieu thereof the following:

“(other than (x) any such real property subject to a Lien expressly permitted by Section 8.3(g) or 8.3(j), (y) real property acquired by any Excluded Foreign Subsidiary and (z) any real property acquired by Armadillo and any real property acquired by Iguana, unless and until Armadillo or Iguana, as the case may be, becomes a Wholly Owned Subsidiary of the Borrower (at which time this exclusion shall no longer apply with respect to such real property of such Wholly Owned Subsidiary))”

3.     Section 7.10(c) of the Credit Agreement is hereby amended by deleting the first parenthetical therein in its entirety and substituting in lieu thereof the following:

“(other than (x) an Excluded Foreign Subsidiary and (y) solely with respect to clause (iii), Armadillo and Iguana, unless and until Armadillo or Iguana, as the case may be, becomes a Wholly Owned Subsidiary of the Borrower (at which time this exclusion shall no longer apply with respect to such Wholly Owned Subsidiary))”

4.     Section 7.10(d) of the Credit Agreement is hereby amended by deleting the first parenthetical therein in its entirety and substituting in lieu thereof the following:

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“(other than (x) by any Group Member that is an Excluded Foreign Subsidiary and (y) by Armadillo or Iguana, unless and until Armadillo or Iguana, as the case may be, becomes a Wholly Owned Subsidiary of the Borrower (at which time this exclusion shall no longer apply with respect to such new Excluded Foreign Subsidiary created or acquired after the Closing Date by such Wholly Owned Subsidiary))”

5.     Section 7.14 of the Credit Agreement is hereby amended by inserting the following sentence at the end of Section 7.14:

“Notwithstanding the foregoing, the provisions of this Section 7.14 shall not apply to or with respect to Armadillo or Iguana, unless and until Armadillo or Iguana, as the case may be, becomes a Wholly Owned Subsidiary of the Borrower (at which time this exclusion shall no longer apply with respect to such Wholly Owned Subsidiary).”

C. Amendments to Section 8 (Negative Covenants).

1.     Section 8.2(b)(ii) of the Credit Agreement is hereby amended by inserting after the words “of any Wholly Owned Guarantor” the phrase “(or Armadillo or Iguana in an aggregate amount for them not to exceed $[**] at any time outstanding).”

2.     Section 8.4 of the Credit Agreement is hereby amended by deleting the “and” following the semicolon in clause (d), deleting the period at the end of clause (e) and inserting in lieu thereof “; and” and inserting the following new clause (f):

                 “(F) Armadillo and Iguana may be merged into or consolidated with each other or Dispose of any or all assets to each other (upon liquidation or otherwise).”

3.     Section 8.5 of the Credit Agreement is hereby amended by deleting the “and” following the semicolon in clause (e), deleting the period at the end of clause (f) and inserting in lieu thereof “; ” and inserting the following new clauses (g) and (h) :

“(g) the Disposition of the Armadillo Contributed Assets; and”

“(h) the Disposition of assets by Armadillo to Iguana or by Iguana to Armadillo.”

4.     Section 8.6 of the Credit Agreement is hereby amended by deleting the “and” following the semicolon in clause (e), deleting the period at the end of clause (f) and inserting in lieu thereof “; ” and inserting the following new clauses (g) and (h):

“(g) Armadillo and Iguana may pay dividends ratably to their equity owners; and”

“(h) transactions permitted by Section 8.8(p).”

5.     Section 8.8 of the Credit Agreement is hereby amended by deleting the “and” following the semicolon in clause (m), deleting the period at the end of clause (n) and inserting in lieu thereof “;” and inserting the following new clauses (o) and (p):

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“(o) the Armadillo Acquisition and the Iguana Acquisition; provided that (i) the Borrower’s Liquidity after giving pro forma effect to the Armadillo Acquisition and the Iguana Acquisition and all Loans funded in connection therewith shall have exceeded the amount required in clause (iv) of the definition of Permitted Acquisitions and  (ii) promptly following the consummation of each of the Armadillo Acquisition and the Iguana Acquisition, the Borrower shall, and shall cause its applicable Subsidiaries to, pledge and deliver the Capital Stock acquired by the Borrower and its Subsidiaries in such acquisition as required by Section 7.10(c); and”

“(p) Investments acquired in satisfaction by the Borrower or a Wholly Owned Subsidiary of put rights or otherwise of the other holders of Armadillo or Iguana Capital Stock for cash payments (i) during fiscal year 2011 not to exceed $[**] in the aggregate, (ii) during fiscal year 2012 not to exceed $[**] in the aggregate and (iii) as long as after giving thereto there is no Default and on a pro forma basis the Borrower is in compliance with Section 8.1, during fiscal year 2013 and thereafter not to exceed the fair market value of the remaining Capital Stock of Armadillo and Iguana held by the Armadillo Sellers and the Iguana Sellers, respectively.”

6.     Section 8.9 of the Credit Agreement is hereby amended by deleting the “and” following the semicolon in clause (j), deleting the period at the end of clause (k) and inserting in lieu thereof “; and” and inserting the following new clause (l):

“(l) transactions among Armadillo and Iguana.”
7.     Section 8.13 of the Credit Agreement is hereby amended by inserting after the words  “any agreement”, the phrase “binding on any Group Member”.

8.     Section 8.17 of the Credit Agreement is hereby amended by inserting after the words “(other than payroll or benefit accounts”, the phrase “and, prior to them being wholly owned subsidiaries, deposit accounts opened by Armadillo or Iguana”

III.        WAIVER OF MANDATORY PREPAYMENT

The Required Lenders hereby waive the requirements set forth in Section 4.2(c) of the Credit Agreement with respect to Excess Cash Flow for the fiscal year ending December 31, 2010; provided that, notwithstanding the foregoing, the Borrower shall comply with the requirements set forth in Section 4.2(c) of the Credit Agreement (i) if either the Armadillo Acquisition or the Iguana Acquisition is not consummated prior to June 30, 2011, in which case the Excess Cash Flow Application Date in respect of such fiscal year shall be June 30, 2011 or (ii) following any earlier termination or abandonment of either the Armadillo Acquisition or the Iguana Acquisition, in which case such Excess Cash Flow Application Date shall be no later than the later of (a) five Business Days after the date of such termination or abandonment and (b) the date it would otherwise be under Section 4.2(c) of the Credit Agreement.

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IV.       REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to each of the Lenders and the Administrative Agent that as of the First Amendment Effective Date:

1.     Each of the representations and warranties made by any Loan Party in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

2.     Immediately after giving effect to the First Amendment, no Default or Event of Default has occurred and is continuing; and

3.     This First Amendment has been duly authorized, executed and delivered by it and this First Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the enforcement of creditors’ rights and subject to general equity principles (whether enforcement is sought by proceedings in equity or at law).

V.       EFFECTIVENESS

The amendments set forth in Section II of this First Amendment and the waiver set forth in Section III of this First Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:

1.        First Amendment.  The Administrative Agent shall have received counterparts of this First Amendment, duly executed and delivered by the Borrower, the Required Lenders and the Administrative Agent.

2.        Acknowledgement.  The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Borrower and each other Loan Party.  The Borrower, the Administrative Agent and the Lenders hereby affirm and adopt the Credit Agreement as amended by this First Amendment.

3.        Fees.  The Borrower (a) shall have paid and the Administrative Agent shall have received all fees due and payable pursuant to that certain fee letter agreement (the “Fee Letter”) dated as of December 20, 2010 among the Borrower and the Administrative Agent, including a consent fee to each Lender executing and delivering a counterpart of this First Amendment on or prior to 5:00 p.m. on December 17, 2010 (or such later time as the Borrower and the Administrative Agent shall agree) in an amount equal to [**]% of the outstanding Revolving Commitments and Term Loans of such Lender, and (b) shall have paid to the Administrative Agent and the Administrative Agent shall have received all fees and expenses required under this First Amendment to be paid on or before the First Amendment Effective Date (including, without limitation, the reasonable fees and expenses of legal counsel), to the extent

[**] - Confidential or proprietary information redacted.

invoiced at least one Business Day prior to the First Amendment Effective Date, in each case in immediately available funds.

VI.       MISCELLANEOUS

A.    Continuing Effect of the Credit Agreement.  This First Amendment shall not constitute an amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.  On and after the First Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this First Amendment.

B.     Counterparts.  This First Amendment may be executed by the parties hereto in any number of separate counterparts (including emailed or facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

C.     GOVERNING LAW.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

D.     Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent and each Lender for all of their respective out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and each Lender.
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[**] - Confidential or proprietary information redacted.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BUTLER ANIMAL HEALTH SUPPLY, LLC, as Borrower

By:	/s/Leo E. McNeil
Name: Leo E. McNeil Title: EVP/CFO
JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/Michelle Cipriani
Name: Michelle Cipriani Title: Vice President
LANDMARK IV CDO LIMITED By Aladdin Capital Management LLC, as Lender

By:	/s/Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Designated Signatory
LANDMARK V CDO LIMITED By Aladdin Capital Management LLC, as Lender

By:	/s/Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Designated Signatory
LANDMARK VI CDO LTD By Aladdin Capital Management LLC, as Lender

By:	/s/Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Designated Signatory

[Signature Page to First Amendment Acknowledgment and Confirmation]

LANDMARK VIII CLO LTD By Aladdin Capital Management LLC, as Lender

By:	/s/Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Designated Signatory
LANDMARK IX CDO LTD By Aladdin Capital Management LLC, as Lender

By:	/s/Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Designated Signatory

OWS CLO I, LTD/ One Wall Street CLO II, LTD/ US Bank Loan Fund (M)/ Veritas CLO II, B.V., as a Lender

By:	/s/Josephine H. Shin
Name: Josephine H. Shin Title: Senior Vice President

As a Lender, ARES VR CLO LTD.
BY:	ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER
	BY:	ARES CLO GP VR, LLC, ITS GENERAL PARTNER

By:	/s/Jeff Moore
Name: Jeff Moore Title: Vice President

[Signature Page to First Amendment Acknowledgment and Confirmation]

ARES VIR CLO LTD.
BY:	ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER
	BY:	ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

By:	/s/Jeff Moore
Name: Jeff Moore Title: Vice President
Ares NF CLO XIII Ltd
By:	Ares NF CLO XIII Management, L.P., its collateral manager
By:	Ares NF CLO XIII Management LLC, its general partner

By:	/s/Jeff Moore
Name: Jeff Moore Title: Vice President
As a Lender, Ares NF CLO XIV Ltd
By:	Ares NF CLO XIV Management, L.P., its collateral manager
By:	Ares NF CLO XIV Management LLC, its general partner

By:	/s/Jeff Moore
Name: Jeff Moore Title: Vice President

Ares NF CLO XV Ltd
By:	Ares NF CLO XV Management, L.P., its collateral manager
By:	Ares NF CLO XV Management LLC, its general partner

By:	/s/Jeff Moore
Name: Jeff Moore Title: Vice President

[Signature Page to First Amendment Acknowledgment and Confirmation]

BABSON CLO LTD. 2004-II BABSON CLO LTD. 2005-I BABSON CLO LTD. 2008-I SUMMIT LAKE CLO, LTD. VICTORIA FALLS CLO, LTD., as Lenders
By:	/s/Arthur J. McMahon, Jr.
Name: Arthur J. McMahon, Jr. Title: Director
THE BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY, as a Lender
By:	/s/Brian McNany
Name: Brian McNany Title: Assistant Vice President
SAN GABRIEL CLO I, LTD., as a Lender
By:	/s/John Casparian
	Name:	John Casparian
	Title:	Co-President, Churchill Pacific Asset Management
SIERRA CLO II, LTD., as a Lender
By:	/s/John Casparian
	Name:	John Casparian
	Title:	Co-President, Churchill Pacific Asset Management

WHITNEY CLO I, LTD., as a Lender
By:	/s/John Casparian
	Name:	John Casparian
	Title:	Co-President, Churchill Pacific Asset Management

[Signature Page to First Amendment Acknowledgment and Confirmation]

CIFC Funding 2007-IV, Ltd., as a Lender By: Commercial Industrial Finance Corp., its Collateral Manager
By:	/s/Rob Milton
Name: Rob Milton Title: Secretary
CRATOS CLO I, LTD., as a Lender
By:	Cratos CDO Management, LLC As Attorney-in-Fact
By:	JMP Credit Advisors LLC, Its Manager

By:	/s/Ronald J. Banks
Name: Ronald J. Banks Title: Managing Director
Atrium IV, as a Lender
By:	/s/Louis Farano
Name: Louis Farano Title: Authorized Signatory
CSAM Funding IV, as a Lender
By:	/s/Louis Farano
Name: Louis Farano Title: Authorized Signatory
Madison Park Funding II, Ltd.
By:	Credit Suisse Alternative Capital, Inc. as collateral manager, as a Lender

By:	/s/Louis Farano
Name: Louis Farano Title: Authorized Signatory

[Signature Page to First Amendment Acknowledgment and Confirmation]

NAVIGATOR CDO 2005, LTD., as a Lender
By:	GE Asset Management Inc., as Collateral Manager

By:	/s/John Campos
Name: John Campos Title: Authorized Signatory
NAVIGATOR CDO 2006, LTD., as a Lender
By:	GE Asset Management Inc., as Collateral Manager

By:	/s/John Campos
Name: John Campos Title: Authorized Signatory
GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND, LTD.
By:	GOLUB CAPITAL INCORPORATED, as Collateral Manager, as a Lender

By:	/s/Michael C. Loehrke
Name: Michael C. Loehrke Title: Designated Signatory
GOLUB CAPITAL FUNDING CLO-8, Ltd. By: GOLUB CAPITAL PARTNERS MANAGEMENT LTD, as Collateral Manager, as a Lender
By:	/s/Michael C. Loehrke
Name: Michael C. Loehrke Title: Designated Signatory
GOLUB CAPITAL FUNDING CLO 2007-1, LTD.
By:	GOLUB CAPITAL MANAGEMENT LLC, as Collateral Manager, as a Lender

By:	/s/Michael C. Loehrke
Name: Michael C. Loehrke Title: Designated Signatory

[Signature Page to First Amendment Acknowledgment and Confirmation]

Waterfront CLO 2007-1, Ltd., as a Lender
By:	/s/Robert E. Sydow
	Name:	Robert E. Sydow
	Title:	President Grandview Capital Mgmt, LLC, as Investment Manager
BLCKSTONE / GSO SENIOR FLOATING RATE TERM FUND
By:	GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS INVESTMENT ADVISER
By:	/s/Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory
TRIBECA PARK CLO LTD.
By:	GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

By:	/s/Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory
SUN LIFE ASSURANCE COMPANY of CANADA (US) By: GSO CP Holdings LP as Sub-Advisor
By:	/s/Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory
COLUMBUS PARK CDO LTD. By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager
By:	/s/Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

[Signature Page to First Amendment Acknowledgment and Confirmation]

CHELSEA PARK CLO LTD.
By:	GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

By:	/s/Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory
GULF STREAM-COMPASS CLO 2005-I, LTD
By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/Stephen M. Riddell
Name: Stephen M. Riddell Title: Portfolio Manager
GULF STREAM-COMPASS CLO 2005-II, LTD
By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/Stephen M. Riddell
Name: Stephen M. Riddell Title: Portfolio Manager
GULF STREAM-SEXTANT CLO 2006-I, LTD
By:	Gulf Stream Asset Management LLC As Collateral Manager
By:	/s/Stephen M. Riddell
Name: Stephen M. Riddell Title: Portfolio Manager
GULF STREAM-RASHINBAN CLO 2006-I, LTD
By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/Stephen M. Riddell
Name: Stephen M. Riddell Title: Portfolio Manager

[Signature Page to First Amendment Acknowledgment and Confirmation]

GULF STREAM-SEXTANT CLO 2007-I, LTD
By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/Stephen M. Riddell
Name: Stephen M. Riddell Title: Portfolio Manager
NEPTUNE FINANCE CCS, LTD.
By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/Stephen M. Riddell
Name: Stephen M. Riddell Title: Portfolio Manager
HS Finance, LLC, as a Lender
By:	/s/Ferdinand G. Jahnel
Name: Ferdinand G. Jahnel Title: VP, Treasurer
LENDERS: HillMark Funding Ltd.,
By:	HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/Mark Gold
Name: Mark Gold Title: CEO
THE HUNTINGTON NATIONAL BANK, as a Lender
By:	/s/Amanda M. Sigg
Name: Amanda M. Sigg Title: Vice President

[Signature Page to First Amendment Acknowledgment and Confirmation]

ING Investment Management CLO I, LTD.

By:	ING Investment Management Co., as its investment manager

ING Investment Management CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager
ING Investment Management CLO V, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager
ING International (II) – Senior Loans
By:	ING Investment Management Co., as its investment manager

By:	/s/Michel Prince, CPA
Name: Michel Prince, CPA Title: Senior Vice President
KATONAH VII CLO LTD., as a Lender
By:	/s/Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager
KATONAH VIII CLO LTD., as a Lender
By:	/s/Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Signature Page to First Amendment Acknowledgment and Confirmation]

KATONAH IX CLO LTD., as a Lender
By:	/s/Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager
M&S Investment Holding I LLC, as a Lender
By:	/s/Michael Ashkin
Name: Michael Ashkin Title: Member
MARATHON CLO I LTD, as a Lender
By:	Marathon Asset Management, L.P., its Collateral Manager
By:	/s/Louis T. Hanover
Name: Louis T. Hanover Title: Authorized Signatory
MARATHON CLO II LTD, as a Lender By: Marathon Asset Management, L.P., its Collateral Manager
By:	/s/Louis T. Hanover
Name: Louis T. Hanover Title: Authorized Signatory
Marlborough Street CLO Ltd., as a Lender By: Edwards Angell Palmer & Dodge LLP, Authorized Signatory
By:	/s/Illegible
A Member of the Firm

[Signature Page to First Amendment Acknowledgment and Confirmation]

ILLINOIS STATE BOARD OF INVESTMENT
By:	McDonnell Investment Management, LLC, as Manager, as a Lender
By:	/s/Brian J. Murphy
Name: Brian J. Murphy Title: Vice President
VENTURE III CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/Kenneth Ostmann
Name: Kenneth Ostmann Title: Director
VENTURE IV CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/Kenneth Ostmann
Name: Kenneth Ostmann Title: Director
VENTURE V CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/Kenneth Ostmann
Name: Kenneth Ostmann Title: Director
VENTURE VI CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/Kenneth Ostmann
Name: Kenneth Ostmann Title: Director

[Signature Page to First Amendment Acknowledgment and Confirmation]

VENTURE VII CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/Kenneth Ostmann
Name: Kenneth Ostmann Title: Director
VENTURE VIII CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/Kenneth Ostmann
Name: Kenneth Ostmann Title: Director
NCRAM Senior Loan Trust 2005, as a Lender
By:	/s/Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director Nomura Corporate Research and Asset Management Inc., as Investment Adviser
Nomura Bond & Loan Fund, as a Lender
By:	/s/Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director
	By:	Mitsubishi UFJ Trust & Banking Corporation as Trustee
	By:	Nomura Corporate Research & Asset Management Inc. Attorney in Fact

[Signature Page to First Amendment Acknowledgment and Confirmation]

OAK HILL CREDIT PARTNERS IV, LIMITED, as a Lender
By:	Oak Hill CLO Management IV, LLC As Investment Manager
By:	/s/Scott D. Krase
Name: Scott D. Krase Title: Authorized Person
OAK HILL CREDIT PARTNERS V, LIMITED, as a Lender
By:	Oak Hill Advisors, L.P. As Portfolio Manager
By:	/s/Scott D. Krase
Name: Scott D. Krase Title: Authorized Person
OHA PARK AVENUE CLO I, LTD., as a Lender
By:	Oak Hill Advisors, L.P. As Investment Manager
By:	/s/Scott D. Krase
Name: Scott D. Krase Title: Authorized Person
OHA FINLANDIA CREDIT FUND, as a Lender
By:	/s/Scott D. Krase
Name: Scott D. Krase Title: Authorized Person
FUTURE FUND BOARD OF GUARDIANS, as a Lender
By:	Oak Hill Advisors, L.P. As its Investment Advisor
By:	/s/Scott D. Krase
Name: Scott D. Krase Title: Authorized Person

[Signature Page to First Amendment Acknowledgment and Confirmation]

OREGON PUBLIC EMPLOYEES RETIREMENT FUND, as a Lender
By:	Oak Hill Advisors, L.P. As Investment Manager
By:	/s/ Scott D. Krase
Name: Scott D. Krase Title: Authorized Person
GMAM GROUP PENSION TRUST I, as a Lender By: STATE STREET BANK AND TRUST COMPANY, solely as Trustee
By:	/s/ Timothy Norton
Name: Timothy Norton Title: Officer

[Signature Page to First Amendment Acknowledgment and Confirmation]

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC
as Portfolio Manager

OCTAGON INVESTMENT PARTNERS VII, LTD.
By:	Octagon Credit Investors, LLC
as collateral manager

OCTAGON INVESTMENT PARTNERS IX, LTD.
By:	Octagon Credit Investors, LLC
as Manager

OCTAGON INVESTMENT PARTNERS IX, LTD.
By:	Octagon Credit Investors, LLC as Collateral Manager
HAMLET II, LTD.
By:	Octagon Credit Investors, LLC as Portfolio Manager
US Bank N.A., solely as trustee of the Doll Trust (for Qualified Institutional Investors only), (and not in its individual capacity)
By:	Octagon Credit Investors, LLC as Portfolio Manager, as a Lender
By:	/s/Donald C. Young
Name: Donald C. Young Title: Portfolio Manager
PANGAEA CLO 2007-1 LTD., as a Lender
By:	Pangaea Asset Management, LLC, its Collateral Manager
By:	/s/Ryan C. Metcalfe
Name: Ryan C. Metcalfe Title: Director

[Signature Page to First Amendment Acknowledgment and Confirmation]

Pioneer Floating Rate Trust, as a Lender
By:	Pioneer Investment Management, Inc., As advisor to each Lender above
By:	/s/Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel
PPM MONARCH BAY FUNDING LLC, as a Lender
By:	/s/Tara E. Kenny
Name: Tara E. Kenny Title: Assistant Vice President
SERVES 2006-1 Ltd., as a Lender
By:	/s/David C. Wagner
PPM America, Inc., as Collateral Manager Name: David C. Wagner Title: Managing Director
North Dakota State Investment Board, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager
By:	/s/Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President
Dryden IX – Senior Loan Fund 2005 p.l.c., as a Lender By: Prudential Investment Management, Inc., as Collateral Manager
By:	/s/Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

[Signature Page to First Amendment Acknowledgment and Confirmation]

Dryden VIII – Leveraged Loan CDO 2005, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager
By:	/s/Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President
Dryden XXI Leveraged Loan CDO LLC, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager
By:	/s/Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President
Dryden XVI – Leveraged Loan CDO 2006, as a Lender
By:	Prudential Investment Management, Inc., as Collateral Manager
By:	/s/Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President
Dryden XI –Leveraged Loan CDO 2006, as a Lender
By:	Prudential Investment Management, Inc., as Collateral Manager
By:	/s/Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

[Signature Page to First Amendment Acknowledgment and Confirmation]

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager
By:	/s/Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President
Raymond James Bank, as a Lender
By:	/s/Steven Paley
Name: Steven Paley Title: Senior Vice President
CAVALRY CLO I, LTD
By:	Regiment Capital Management, LLC as its Investment Advisor
By:	Regiment Capital Advisors, LP its Manager and pursuant to deligated authority
By:	Regiment Capital Advisors, LLC its General Partner

By:	/s/William J. Heffron
William J. Heffron Authorized Signatory
Cornerstone CLO Ltd.
By:	Stone Tower Debt Advisors LLC
As Its Collateral Manager
as a Lender
By:	/s/Michael W. DelPercio
Name: Michael W. DelPercio Title: Authorized Signatory

[Signature Page to First Amendment Acknowledgment and Confirmation]

Granite Ventures II Ltd.
By:	Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender
By:	/s/Michael W. DelPercio
Name: Michael W. DelPercio Title: Authorized Signatory
Granite Ventures III Ltd.
By:	Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender
By:	/s/Michael W. DelPercio
Name: Michael W. DelPercio Title: Authorized Signatory
Rampart CLO 2007 Ltd.
By:	Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender
By:	/s/Michael W. DelPercio
Name: Michael W. DelPercio Title: Authorized Signatory
Rampart CLO 2006-1 Ltd.
By:	Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender
By:	/s/Michael W. DelPercio
Name: Michael W. DelPercio Title: Authorized Signatory

[Signature Page to First Amendment Acknowledgment and Confirmation]

Stone Tower CLO III Ltd.
By:	Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender
By:	/s/Michael W. DelPercio
Name: Michael W. DelPercio Title: Authorized Signatory
Stone Tower CLO IV Ltd.
By:	Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender
By:	/s/Michael W. DelPercio
Name: Michael W. DelPercio Title: Authorized Signatory
Stone Tower CLO V Ltd.
By:	Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender
By:	/s/Michael W. DelPercio
Name: Michael W. DelPercio Title: Authorized Signatory
Stone Tower CLO VI Ltd.
By:	Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender
By:	/s/Michael W. DelPercio
Name: Michael W. DelPercio Title: Authorized Signatory

[Signature Page to First Amendment Acknowledgment and Confirmation]

Stone Tower CLO VII Ltd.
By:	Stone Tower Debt Advisors LLC As Its Collateral Manager as a Lender
By:	/s/Michael W. DelPercio
Name: Michael W. DelPercio Title: Authorized Signatory
Founders Grove CLO, Ltd.
By:	Tall Tree Investment Management, LLC as Collateral Manager, as a Lender
By:	/s/Michael J. Starshak Jr.
Name: Michael J. Starshak Jr. Title: Officer
Grant Grove CLO, Ltd.
By:	Tall Tree Investment Management, LLC as Collateral Manager, as a Lender
By:	/s/Michael J. Starshak Jr.
Name: Michael J. Starshak Jr. Title: Officer
Muir Grove CLO, Ltd.
By:	Tall Tree Investment Management, LLC as Collateral Manager, as a Lender
By:	/s/Michael J. Starshak Jr.
Name: Michael J. Starshak Jr. Title: Officer
TORONTO DOMINION (NEW YORK) LLC, as a Lender
By:	/s/David Perlman
Name: David Perlman Title: Vice President

[Signature Page to First Amendment Acknowledgment and Confirmation]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/CHRISTOPHER T. KORDES
Name: CHRISTOPHER T. KORDES Title: SENIOR VICE PRESIDENT
Each of the persons listed on Annex A, Severally but not jointly, As Lender
By:	Wellington Management Company, LLP, as investment advisor
By:	/s/Robert J. Toner
Name: Robert J. Toner Title: Vice President & Counsel
WhiteHorse II, Ltd. WhiteHorse Capital Partners, L.P. As collateral manager WhiteRock Asset Advisor, LLC, its G.P., as a Lender
By:	/s/Jay Carvell
Name: Jay Carvell Title: Manager
WhiteHorse III, Ltd. WhiteHorse Capital Partners, L.P. As collateral manager WhiteRock Asset Advisor, LLC, its G.P., as a Lender
By:	/s/Jay Carvell
Name: Jay Carvell Title: Manager

[Signature Page to First Amendment Acknowledgment and Confirmation]